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                                                                   EXHIBIT 10(f)


             LIMITED WAIVER AND SECOND AMENDMENT TO CREDIT AGREEMENT

         THIS LIMITED WAIVER AND SECOND AMENDMENT TO CREDIT AGREEMENT (herein called this "Amendment"), dated as of July 24, 2001, is entered into by and among The Williams Companies, Inc., a Delaware corporation, as Borrower pursuant to the Credit Agreement (as hereinafter defined), the Banks from time to time party to the Credit Agreement, the Co-Syndication Agents as named therein, the Co-Documentation Agents as named therein and Citibank, N.A., as agent for the Banks (in such capacity, the "Agent"). Except as otherwise defined or as the context requires, terms defined in the Credit Agreement are used herein as therein defined.

                                   WITNESSETH:

         WHEREAS, The Williams Companies, Inc. ("TWC" or the "Borrower") has entered into a certain Credit Agreement dated as of July 25, 2000 with the financial institutions from time to time party thereto (the "Banks"), The Chase Manhattan Bank and Commerzbank AG, as Co-Syndication Agents, Credit Lyonnais New York Branch, as Documentation Agent, and Citibank, N.A., as Agent (the "Original Credit Agreement"), which Credit Agreement has been amended by a Waiver and First Amendment to Credit Agreement dated as of January 31, 2001 (the Original Credit Agreement, as so amended, the "Credit Agreement");

         WHEREAS, the Borrower and the Banks now desire to amend the Credit Agreement in certain respects, as hereinafter provided;

         WHEREAS, the Borrower has requested waivers of certain provisions of the Credit Agreement; and

         WHEREAS, the Banks wish to name Bank of America, N.A. and Credit Lyonnais as Co-Documentation Agents and to replace the Documentation Agent with the Co-Documentation Agents for purposes of the Credit Agreement and each document related thereto;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Borrower and the Banks hereby agree as follows:

         SECTION 1. Amendment of Section 1.1 of the Credit Agreement. Section
1.1 of the Credit Agreement is hereby amended as follows:

                  (a) The following definitions of "B of A" and "Co-Documentation Agent" are added to such Section 1.1 in appropriate alphabetical order:

                  "B of A" means Bank of America, National Association.

                  "Co-Documentation Agent" means either of B of A or Credit Lyonnais, together with the successors and assigns of each in such capacity.

                  (b) The definition of "Commitment" in such Section 1.1 is hereby amended and restated to read in its entirety as follows:



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                  "Commitment" of any Bank means at any time the amount set
         opposite such Bank's name on Schedule IV or as reflected for such Bank in the relevant Transfer Agreement to which it is a party, as such amount may be terminated, reduced or increased after the date hereof pursuant to Section 2.4, Section 2.17, Section 6.1 or Section 8.6(a).

                  (c) The definition of "Consolidated" in such Section 1.1 is hereby amended and restated to read in its entirety as follows:

                  "Consolidated" refers to the consolidation of the accounts of any Person and its subsidiaries in accordance with generally accepted accounting principles.

                  (d) The definition of "Consolidating" in such Section 1.1 is hereby deleted in its entirety.

                  (e) The definition of "Designated Minority Interests" in such
Section 1.1 is hereby amended and restated to read in its entirety as follows:

                  "Designated Minority Interests" of the Borrower means, as of any date of determination, the total of the minority interests in the following Subsidiaries: (i) El Furrial, (ii) PIGAP II, (iii) Nebraska Energy, (iv) Seminole, (v) American Soda, (vi) the Midstream Asset MLP, and (vii) other Subsidiaries, as presented in the Consolidated balance sheet of the Borrower, in an amount not to exceed in the aggregate $9,000,000 for such other Subsidiaries not referred to in items (i) through (vi); provided that minority interests which provide for a stated preferred cumulative return shall not be included in "Designated Minority Interests."

                  (f) The definition of "Designating Bank" in such Section 1.1 is amended and restated in its entirety to read as follows:

                  "Designating Bank" has the meaning specified in Section
         8.6(g).

                  (g) The definition of "Documentation Agent" in such Section
1.1 is hereby deleted.

                  (h) The definition of "Domestic Lending Office" in such
Section 1.1 is amended and restated in its entirety to read as follows:

                  "Domestic Lending Office" means, with respect to any Bank, the office of such Bank specified as its "Domestic Lending Office" opposite its name on Schedule I hereto or in the relevant Transfer Agreement delivered pursuant to Section 8.6(a), or such other office of such Bank as such Bank may from time to time specify to the Borrower and the Agent.

                  (i) The following definition of "Eligible Assignee" is added to Section 1.1 of the Credit Agreement in appropriate alphabetical order:



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

                  "Eligible Assignee" means (i) any Bank, (ii) any affiliate of any Bank, and (iii) any other Person not covered by clause (i) or (ii) of this definition (A) so long as no Event of Default has occurred and is continuing, with the consent of the Borrower and the Agent (which consents shall not be unreasonably withheld) or (B) if (x) any Event of Default has occurred and is continuing or (y) any event or condition which, upon the giving of notice or passage of time or both, would constitute an Event of Default has occurred or exists and is continuing, without any requirement for consent by the Agent or the Borrower; provided, however, that neither the Borrower nor any affiliate of the Borrower shall be an Eligible Assignee.

                  (j) The definition of "Eurodollar Lending Office" in such
Section 1.1 of the Credit Agreement is amended and restated to read in its entirety, as follows:

                  "Eurodollar Lending Office" means, with respect to any Bank, the office of such Bank specified as its "Eurodollar Lending Office" opposite its name on Schedule I hereto or in the relevant Transfer Agreement delivered pursuant to Section 8.6(a) (or, if no such office is specified, its Domestic Lending Office) or such other office of such Bank as such Bank may from time to time specify to the Borrower and the Agent.

                  (k) The following definition of "Register" is added to Section
1.1 of the Credit Agreement in appropriate alphabetical order:

                  "Register" shall mean the books and accounts maintained by the Agent of the interests of each Bank under this Agreement and its Commitments and Advances, including records of transfers of any interests in this Agreement and the Commitment and Advances (if any) of any Bank pursuant to Section 8.6 and the records maintained by the Agent pursuant to Section 2.9.

                  (l) The definition of "SPC" in such Section 1.1 is hereby amended and restated to read in its entirety as follows:

                  "SPC" has the meaning specified in Section 8.6(g).

                  (m) The definition of "Subsidiary" in such Section 1.1 is hereby amended and restated in its entirety to read as follows:

                  "Subsidiary" of any Person means any corporation, partnership, joint venture or other entity of which more than 50% of the outstanding capital stock or other equity interests having ordinary voting power to elect a majority of the board of directors of such corporation, partnership, joint venture or other entity or others performing similar functions (irrespective of whether or not at the time capital stock or other equity interests of any other class or classes of such corporation, partnership, joint venture or other entity shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by such Person.



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

                  (n) The definition of "Transfer Agreement" in such Section 1.1 is amended and restated in its entirety to read as follows:

                  "Transfer Agreement" means an agreement executed pursuant to
         Section 8.6 by an assignor Bank and assignee Bank substantially in the form of Exhibit F, which agreement shall be executed by the Borrower and the Agent to evidence the consent of each if such consent is required pursuant to the terms of Section 8.6.

         SECTION 2. Amendment of Section 2.11. Clause (c) of Section 2.11 of the Credit Agreement is hereby amended by replacing the phrase "all of the provisions of the last sentence of Section 8.6(a)" in such clause (c) with the phrase "all of the provisions of the second and third sentences of Section 8.6(a), and clauses (b) and (d) of Section 8.6."

         SECTION 3. Amendment of Section 4.1(e). Section 4.1(e) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  (e) The Consolidated balance sheets of the Borrower and its Subsidiaries as at December 31, 2000, and the related Consolidated statements of income and cash flows of the Borrower and its Subsidiaries for the fiscal year then ended, copies of which have been furnished to each Bank, and the Consolidated balance sheet of the Borrower and its Subsidiaries as at March 31, 2001, and the related Consolidated statements of income and cash flows of the Borrower and its Subsidiaries for the three months then ended, duly certified by an authorized financial officer of the Borrower, copies of which have been furnished to each Bank, fairly present, (in the case of such balance sheets as at March 31, 2001, and such statements of income and cash flows for the three months then ended, subject to year-end audit adjustments) the Consolidated financial condition of the Borrower and its Subsidiaries as at such dates and the Consolidated results of operations of the Borrower and its Subsidiaries for the year and three month period, respectively, ended on such dates, all in accordance with generally accepted accounting principles consistently applied. Since March 31, 2001, there has been no material adverse change in the condition or operations of the Borrower or its Subsidiaries.

         SECTION 4. Amendment of Section 4.1(h). The last sentence of Section 4.1(h) of the Credit Agreement is hereby amended by deleting the parenthetical "(including the WCG Subsidiaries)" therefrom.

         SECTION 5. Amendment of Section 4.1(j). Section 4.1(j) of the Credit Agreement is hereby amended by deleting the parenthetical "(including any material WCG Subsidiaries)" wherever it appears in such Section.

         SECTION 6. Amendment of Section 4.1(k). [Intentionally Blank.]

         SECTION 7. Amendment of Section 4.1(m). Section 4.1(m) of the Credit Agreement is hereby amended by deleting the last sentence thereof.



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         SECTION 8. Amendment of Section 5.1(b)(ii). Section 5.1(b)(ii) of the
Credit Agreement is hereby amended and restated in its entirety as follows:

                  (ii) as soon as available and in any event not later than 60 days after the end of each of the first three quarters of each fiscal year of the Borrower, the Consolidated balance sheets of the Borrower and its Subsidiaries as of the end of such quarter and the Consolidated statements of income and cash flows of the Borrower and its Subsidiaries for the period commencing at the end of the previous year and ending with the end of such quarter, all in reasonable detail and duly certified (subject to year-end audit adjustments) by an authorized financial officer of the Borrower as having been prepared in accordance with generally accepted accounting principles; provided that, if any financial statement referred to in this clause (ii) of Section 5.1(b) is readily available on-line through EDGAR as of the date on which such financial statement is required to be delivered hereunder, the Borrower shall not be obligated to furnish copies of such financial statement. An authorized financial officer of the Borrower shall furnish a certificate (a) stating that he has no knowledge that an Event of Default, or an event which, with notice or lapse of time or both, would constitute an Event of Default has occurred and is continuing or, if an Event of Default or such an event has occurred and is continuing, a statement as to the nature thereof and the action, if any, which the Borrower proposes to take with respect thereto, and (b) showing in detail the calculation supporting such statement in respect of Section 5.2(b).

         SECTION 9. Amendment of Section 5.1(b)(iii). Section 5.1(b)(iii) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  (iii) as soon as available and in any event not later than 105 days after the end of each fiscal year of the Borrower, a copy of the annual audit report for such year for the Borrower and its Subsidiaries, including therein Consolidated balance sheets of the Borrower and its Subsidiaries as of the end of such fiscal year and Consolidated statements of income and cash flows of the Borrower and its Subsidiaries for such fiscal year, in each case prepared in accordance with generally accepted accounting principles and certified by Ernst & Young, LLP or other independent certified public accountants of recognized standing acceptable to the Majority Banks; provided that if any financial statement referred to in this clause (iii) of Section 5.1(b) is readily available on-line through EDGAR as of the date on which such financial statement is required to be delivered hereunder, the Borrower shall not be obligated to furnish copies of such financial statement. The Borrower shall also deliver in conjunction with such financial statements, a certificate of such accounting firm to the Banks (a) stating that, in the course of the regular audit of the business of the Borrower and its Subsidiaries, which audit was conducted by such accounting firm in accordance with generally accepted auditing standards, such accounting firm has obtained no knowledge that an Event of Default or an event which, with notice or lapse of time or both, would constitute an Event of Default, has occurred and is continuing, or if, in the opinion of such accounting firm, an Event of Default or such an event has occurred and is



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

         continuing, a statement as to the nature thereof, and (b) showing in detail the calculations supporting such statement in respect of Section 5.2(b).

         SECTION 10. Amendment of Section 5.1(b)(vi). Section 5.1(b)(vi) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  (vi) as soon as possible and in any event within 30 Business Days after the Borrower or any ERISA Affiliate knows or has reason to know (A) that any Termination Event described in clause (i) of the definition of Termination Event with respect to any Plan has occurred that could have a material adverse effect on the Borrower or any material Subsidiary of the Borrower or any ERISA Affiliate or (B) that any other Termination Event with respect to any Plan has occurred or is reasonably expected to occur that could have a material adverse effect on the Borrower or any material Subsidiary of the Borrower or any ERISA Affiliate, a statement of the chief financial officer or chief accounting officer of the Borrower describing such Termination Event and the action, if any, which the Borrower or such Subsidiary or ERISA Affiliate proposes to take with respect thereto;

         SECTION 11. Amendment of Section 5.2(g) of the Credit Agreement.
Section 5.2(g) of the Credit Agreement is hereby amended by deleting the parenthetical "(including any material WCG Subsidiary)" in each of clauses (i) and (ii) thereof.

         SECTION 12. Amendment of Section 7.2. Clause (i) of Section 7.2 of the Credit Agreement is hereby amended by replacing the reference to "the last sentence of Section 8.6(a)" in such clause (i) with a reference to "the second and third sentences of Section 8.6(a)."

         SECTION 13. Amendment of Section 8.2. Section 8.2 is hereby amended by replacing the phrase "specified pursuant to Section 8.6(a)" each time it appears therein with "specified in a Transfer Agreement for any assignee Bank delivered pursuant to Section 8.6(a)."

         SECTION 14. Amendment of Section 8.6. Clause (d) of Section 8.6 of the Credit Agreement is redesignated clause (g). Clauses (a) through (c) of Section
8.6 of the Credit Agreement shall be amended, restated and replaced in their entirety as follows:

                  SECTION 8.6 Binding Effect; Transfers. (a) This Agreement shall become effective when it shall have been executed by the Borrower, the Co-Syndication Agents, Credit Lyonnais in its former capacity as the documentation agent and the Agent and when each Bank listed on the signature pages hereof has delivered an executed counterpart hereof to the Agent, has sent to the Agent a facsimile copy of its signature hereon or has notified the Agent that such Bank has executed this Agreement and thereafter shall be binding upon and inure to the benefit of the Borrower, the Agent and each Bank and their respective successors and assigns; provided that the Borrower shall not have the right to assign any of its rights hereunder or any interest herein without the prior written consent of all of the Banks. Each Bank may assign to one or more banks, financial institutions or other entities all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitments, the Advances



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

         owing to it and any Note or Notes held by it); provided, however, that
         (i) each such assignment shall be of a constant, and not a varying, percentage of all rights and obligations under this Agreement, (ii) except in the case of an assignment of all of a Bank's rights and obligations under this Agreement or an assignment to another Bank, the amount of the Commitment of the assigning Bank being assigned pursuant to each such assignment (determined as of the date of the Transfer Agreement with respect to such assignment) shall in no event be less than $10,000,000 in the aggregate or such lesser amount as may be consented to by the Agent and the Borrower, (iii) each such assignment shall be to an Eligible Assignee, and (iv) the parties to each such assignment shall execute and deliver to the Agent, for its acceptance and recording in the Register maintained by the Agent, a Transfer Agreement together with any Note or Notes subject to such assignment and, unless the assignment is to an affiliate of such Bank, a processing and recordation fee of $3,500. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Transfer Agreement, (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Transfer Agreement, have the rights and obligations of a Bank hereunder (including, without limitation, obligations to the Agent pursuant to Section 7.5) and (y) the Bank assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Transfer Agreement, relinquish its rights and be released from its obligations under this Agreement, except for rights and obligations which continue after repayment of the Advances or termination of this Agreement pursuant to the express terms of this Agreement (and, in the case of a Transfer Agreement covering all of an assigning Bank's rights and obligations under this Agreement, such Bank shall cease to be a party hereto).

                  (b) By executing and delivering a Transfer Agreement, the Bank assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Transfer Agreement, such assigning Bank makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations (whether written or oral) made in or in connection with this Agreement, any Note or Notes or any other instrument or document furnished pursuant hereto or in connection herewith or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any Note or Notes or any other instrument or document furnished pursuant hereto or in connection herewith; (ii) such assigning Bank makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any other Person or the performance or observance by the Borrower or any other Person of any of its respective obligations under this Agreement, any Note or Notes or any other instrument or document furnished pursuant hereto or in connection herewith; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such



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         Transfer Agreement; (iv) such assignee will, independently and without reliance upon the Agent, such assigning Bank or any other Bank and based on such financial statements and such other documents and information as it shall deem appropriate at the time, continue to make its own credit analysis and decisions in taking or not taking action under this Agreement, any Note or Notes or any other instrument or document; (v) such assignee confirms that it is an Eligible Assignee;
         (vi) such assignee appoints and authorizes the Agent to act as Agent on its behalf and to exercise such powers and discretion under the Agreement, any Note or Notes or any other document executed in connection herewith or therewith as are delegated to the Agent by the terms hereof or thereof, together with such powers and discretion as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Bank.

                  (c) The Agent shall maintain at its address referred to in
         Section 2.13(a) a copy of each Transfer Agreement, delivered to and accepted by it and the Register for the recordation of the names and addresses of the Banks and the Commitment of, and the principal amount of the Advances owing to, each Bank from time to time.

                  (d) Upon its receipt of a Transfer Agreement executed and completed by an assigning Bank and an assignee representing that it is an Eligible Assignee (and, if required, consented to by the Borrower), the Agent shall (i) accept such Transfer Agreement, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Borrower. Within five Business Days after its receipt of such notice and the request of the assigning Bank and/or Eligible Assignee, the Borrower shall deliver, in replacement of any A Note of the Borrower then outstanding which may have been executed to the order of such assigning Bank or as may be requested by the assignee or the assigning Bank (A) to such assignee upon its request or as required by Section 2.9, a new A Note of the Borrower in the amount of the Commitment of such assigning Bank which is being so assumed by such assignee plus, in the case of any assignee which is already a Bank hereunder, the amount of such assignee's Commitment immediately prior to such assignment (any such assignee which is already a Bank hereunder agrees to mark "Exchanged" and return to the Borrower, with reasonable promptness following the delivery of such new A Note, any A Note being replaced thereby, if any), (B) to such assigning Bank as required by
         Section 2.9, a new A Note in the amount of the balance, if any, of the Commitment of such assigning Bank to the Borrower (without giving effect to any B Reduction) retained by such assigning Bank (and such assigning Bank agrees to mark "Exchanged" and return to the Borrower, with reasonable promptness following delivery of such new A Notes, the A Note being replaced thereby), and (C) to the Agent, photocopies of such new A Notes, if any.

                  (e) Each Bank may sell participations to one or more banks or other entities (other than the Borrower or any of its Affiliates) in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment, the Advances owing to it and any Note or Notes held by it); provided, however, that (i) such Bank's obligations under this Agreement (including without limitation, its Commitment to the Borrower hereunder) shall remain unchanged, (ii) such Bank shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Bank shall remain the holder of any such Note or any Notes for all purposes of this Agreement, (iv) the Borrower, the Agent and the other Banks shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement, (v) all amounts payable under this Agreement shall be calculated as if such Bank had not sold such participation, and (vi) the terms of any such participation shall not restrict such Bank's ability to consent to any departure by the Borrower therefrom without the approval of the participant, except that the approval of the participant may be required to the extent that such amendment, waiver or consent would reduce the principal of, or interest on, the Advances or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, or postpone any date fixed for any payment of principal of, or interest on, the Advances or any fees or other amounts payable hereunder, in each case to the extent subject to such participation.

                  (f) Notwithstanding any other provisions set forth in this Agreement, any Bank may at any time create a security interest in all or any portion of its rights under this Agreement (including, without limitation, the Advances owing to it and the Note or Notes held by it) in favor of any Federal Reserve Bank in accordance with Regulation A of the Federal Reserve Board.

         SECTION 15. Replacement of Schedule IV; Addition of New Banks, etc. (a)
Schedule IV of the Credit Agreement is hereby amended and restated in its entirety to read as set forth in Schedule IV hereto.

                  (b) The Commitments of DG Bank will terminate effective as of July 24, 2001, and as of such date such Bank shall not have any further obligation to make any Advance. Upon payment in full of all amounts owed to DG Bank by the Borrower in accordance with the terms and conditions of this Agreement and any Note or Notes issued by the Borrower to such Bank, DG Bank shall not have any rights or obligations under the Credit Agreement, any Note or Notes or other documents executed pursuant to the Credit Agreement except for those rights and obligations which, by the express terms of the Credit Agreement, continue after repayment in full of the obligations of the Borrower to any Bank.

                  (c) Each of UMB Bank, N.A., Lehman Commercial Paper Inc. and Merrill Lynch Bank USA (each a "New Bank" and collectively, the "New Banks"), by its signature to this Amendment, agrees to become, and is hereby deemed to be a Bank pursuant to the terms of the Credit Agreement and any other documents executed pursuant thereto, with a Commitment in the amount shown on Schedule IV to this Amendment. Each New Bank agrees that (i) none of

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the Agent, the Co-Syndication Agents, the Co-Documentation Agents, the Arranger
or any Bank has made any representation or warranty or assumed any responsibility with respect to any statements, warranties or representations, whether written or oral, made in or in connection with the Credit Agreement, any Note or Notes or any other instrument or document furnished pursuant hereto or thereto or in connection herewith or therewith or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any Note or Notes or any other instrument or document furnished pursuant hereto or thereto or in connection herewith; (ii) none of the Agent, the Co-Syndication Agents, the Co-Documentation Agents, the Arranger or any Bank makes any representation or warranty or assumes any responsibility with respect to the financial condition of the Borrower or any other Person or the performance or observance by the Borrower or any other Person of any of its respective obligations under the Credit Agreement, any Note or Notes or any other instrument or document furnished pursuant thereto or in connection therewith; (iii) such New Bank confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into the Credit Agreement; (iv) such New Bank will, independently and without reliance upon the Agent, or any Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, any Note or Notes or any other instrument or document; (v) such New Bank appoints and authorizes the Agent to act as Agent on its behalf and to exercise such powers and discretion under the Credit Agreement, any Note or Notes or any other instrument or document furnished pursuant to the Credit Agreement as are delegated to the Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (vi) such New Bank agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement, any Note or Notes or any other instrument or document furnished pursuant to the Credit Agreement are required to be performed by it as a Bank.

         After giving effect to this Amendment, the Commitment of each Bank shall be as shown on Schedule IV hereto, effective as of July 24, 2001 and the aggregate total of all such Commitments is $2,200,000,000.

         SECTION 16. Extension of Stated Termination Date. Pursuant to Section
2.18 of the Credit Agreement, each of the Banks executing below agrees that the Stated Termination Date shall be extended to July 24, 2002.

         SECTION 17. Replacement of Documentation Agent. Each Bank hereby designates each of B of A and Credit Lyonnais as a Co-Documentation Agent and B of A and Credit Lyonnais hereby accept such designation. Each of the Co-Documentation Agents and the Banks agrees that the Co-Documentation Agents shall replace the Documentation Agent for all purposes related to the Credit Agreement, the Notes and any other instrument or document related thereto. Each reference to the Documentation Agent in the Credit Agreement (including in the preface, recitals and any schedule or exhibit), any Note or any other document or instrument related to the Credit Agreement shall be deemed to be a reference to the Co-Documentation Agents.

         SECTION 18. Limited Waiver of Section 5.2(e). The Borrower has requested the waiver of, and each Bank by its signature hereby agrees to waive,
Section 5.2(e) of the Credit Agreement for and in connection with the following:

                  (a) WCG and/or one or more of the Subsidiaries thereof owns the assets described on Annex A hereto. TWC anticipates that it or one of its Subsidiaries may enter into a Sale and Lease-Back Transaction in which TWC or one of its Subsidiaries will purchase the assets described on Annex A and then lease such assets to WCG or a WCG Subsidiary. TWC hereby covenants that such transaction shall be entered into on terms and conditions reasonably fair in all material respects to TWC and its Subsidiaries. To the extent that such Sale and Lease-Back Transaction may be, or may be deemed to be, an investment in a WCG Subsidiary, an advance to a WCG Subsidiary, or a purchase, acquisition or ownership of an obligation of a WCG Subsidiary, such transaction is prohibited by Section 5.2(e) of the Credit Agreement.

         In connection with such Sale and Lease-Back Transaction, and only for purposes of such transactions, TWC requests that the Banks waive the provisions of Section 5.2(e) of the Credit Agreement to allow TWC and/or its Subsidiaries to effect the Sale and Lease-Back Transaction, described in the preceding paragraph. Nothing herein shall, or shall be deemed to, waive the provisions of
Section 5.2(j) of the Credit Agreement, or any other provisions of the Credit Agreement applicable to the Sale and Lease-Back Transaction, except as expressly set forth above with respect to Section 5.2(e) thereof.

         By its signature hereto, each Bank agrees to waive and does hereby waive Section 5.2(e) (and only Section 5.2(e)) of the Credit Agreement to allow, and only to the extent necessary to allow, TWC and its Subsidiaries to acquire the assets described on Annex A and to act as lessor pursuant to the Sale and Lease-Back Transaction described above involving such assets.

         SECTION 19. Representations and Warranties. To induce the Agent and the Banks to enter into this Amendment, the Borrower hereby reaffirms, as of the date hereof, its representations and warranties contained in Article IV of the Credit Agreement (except to the extent such representations and warranties relate solely to an earlier date) and additionally represents and warrants as follows:

                  (a) The Borrower is duly organized, validly existing and in good standing under the laws of the State of Delaware and has all corporate or limited liability company powers and all governmental licenses, authorizations, certificates, consents and approvals required to carry on its business as now conducted in all material respects, except for those licenses, authorizations, certificates, consents and approvals which the failure to have could not reasonably be expected to have a material adverse effect on the business, assets, condition or operation of the Borrower and its Subsidiaries taken as a whole. Each material Subsidiary of the Borrower is duly organized or validly formed, validly existing and (if applicable) in good standing under the laws of its jurisdiction of incorporation or formation, except where the failure to be so organized, existing and in good standing could not reasonably be expected to have a material adverse effect on the business, assets, condition or operations of the Borrower and its Subsidiaries taken as a whole. Each material Subsidiary of the Borrower has all corporate or limited liability company powers and all governmental licenses, authorizations, certificates, consents and approvals required to carry on its business as now conducted in all material respects, except for those licenses, authorizations, certificates, consents and approvals which the failure to have could not reasonably be expected to have a material adverse effect on the business, assets, condition or operation of the Borrower and its Subsidiaries taken as a whole.

                  (b) The execution, delivery and performance by the Borrower of this Amendment and the consummation of the transactions contemplated by this Amendment are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, do not contravene (i) the Borrower's charter or by-laws or (ii) any law or any contractual restriction binding on or affecting the Borrower and will not result in or require the creation or imposition of any Lien.

                  (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of this Amendment or the consummation of the transactions contemplated by this Amendment.

                  (d) This Amendment has been duly executed and delivered by the Borrower. This Amendment and the Credit Agreement as amended by this Amendment are the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and by general principles of equity.

                  (e) Except as set forth in the Public Filings, there is, as to the Borrower, no pending or, to the knowledge of the Borrower, threatened action or proceeding affecting the Borrower or any material Subsidiary of the Borrower before any court, governmental agency or arbitrator, which could reasonably be expected to materially and adversely affect the financial condition or operations of the Borrower and its Subsidiaries taken as a whole or which purports to affect the legality, validity, binding effect or enforceability of this Amendment, the Credit Agreement or any Note. For the purposes of this Section, "Public Filings" shall mean the Borrower's annual report on Form 10-K for the year ended December 31, 2000, and the Borrower's quarterly reports on Form 10-Q for the quarter ended March 31, 2001.

                  (f) Upon giving effect to this Amendment, no event has occurred and is continuing which constitutes an Event of Default or which would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

         SECTION 20. Conditions to Effectiveness. The effectiveness of this Amendment is conditioned upon receipt by the Agent of all the following documents, each in form and substance satisfactory to the Agent:

                  (a) Counterparts of this Amendment executed by the Borrower, the Agent and each of the Banks;

                  (b) A certificate of the Secretary or Assistant Secretary of the Borrower as to (i) any changes (or the absence of changes) since July 25, 2000 to its certificate of incorporation and its by-laws as of the date hereof,
(ii) the resolutions of the Borrower authorizing the execution of this Amendment and (iii) the names and true signatures of the officers authorized to execute this Amendment;

                  (c) An opinion of William G. von Glahn, General Counsel of the Borrower, substantially in the form of Exhibit A hereto; and

                  (d) Such other documents as the Agent shall have reasonably requested.

         SECTION 21. Effect. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.

         SECTION 22. Governing Law, Etc. THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK. Whenever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

         SECTION 23. Counterpart Execution. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing one or more counterparts.

         SECTION 24. Successors and Assigns. This Amendment shall be binding upon the Borrower, the Agent and the Banks and their respective successors and assigns, and shall inure to the benefit of each of the Borrower, the Agent and the Banks and the successors and assigns of the Banks.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, to be effective as of the date first written above.

                                        BORROWER:

                                        THE WILLIAMS COMPANIES, INC.



                                        By:     /s/ James G. Ivey
                                            ------------------------------------
                                                Name: James G. Ivey
                                                Title: Treasurer

                                        AGENT:

                                        CITIBANK, N.A., as Agent



                                        By:     /s/ Todd J. Mogil
                                            ------------------------------------
                                                     Attorney-In-Fact
                                                    Authorized Officer

                                        Date:                             , 2001
                                             -----------------------------

                                        CO-SYNDICATION AGENTS:

                                        THE CHASE MANHATTAN BANK,
                                        as Co-Syndication Agent and as a Bank


                                        By:     /s/ Signature not legible
                                            ------------------------------------
                                                    Authorized Officer

                                        Date:                             , 2001
                                             -----------------------------

                                        COMMERZBANK AG, as Co-Syndication Agent


                                        By:     /s/ Subash R. Viswanathan
                                            ------------------------------------
                                                    Senior Vice President
                                                      Authorized Officer

                                        By:     /s/ Brian J. Campbell
                                            ------------------------------------
                                                    Senior Vice President
                                                      Authorized Officer

                                        Date:                             , 2001
                                             -----------------------------

                                        CO-DOCUMENTATION AGENTS:

                                        CREDIT LYONNAIS NEW YORK BRANCH,
                                        as Co-Documentation Agent and as a Bank


                                        By:     /s/ Jean-Marc Moriani
                                            ------------------------------------
                                                    Chief Exec. Officer
                                                    Authorized Officer

                                        Date:                             , 2001
                                             -----------------------------

                                        BANK OF AMERICA,
                                        as Co-Documentation Agent and as a Bank


                                        By:     /s/ Claire Liu
                                            ------------------------------------
                                                    Authorized Officer

                                        Date:                             , 2001
                                             -----------------------------

                                        BANKS:

                                        CITIBANK, N.A.


                                        By:     /s/ Todd J. Mogil
                                            ------------------------------------
                                                     Attorney-In-Fact
                                                    Authorized Officer

                                        Date:                             , 2001
                                             -----------------------------

                                        THE BANK OF NOVA SCOTIA


                                        By:     /s/ F.C.H. Ashby
                                            ------------------------------------
                                                    Authorized Officer

                                        Date:                             , 2001
                                             -----------------------------

                                        BANK ONE, NA (CHICAGO)


                                        By:     /s/ Dianne L. Russell
                                            ------------------------------------
                                                     Authorized Officer

                                        Date:                             , 2001
                                             -----------------------------

                         [Page intentionally left blank]

                                        COMMERZBANK AG,
                                        NEW YORK AND GRAND CAYMAN BRANCHES


                                        By:     /s/ Subash R. Viswanathan
                                            ------------------------------------
                                                   Senior Vice President
                                                     Authorized Officer

                                        By:     /s/ W. David Suttles
                                            ------------------------------------
                                                       Vice President
                                                     Authorized Officer

                                        Date:                             , 2001
                                             -----------------------------

                         [Page intentionally left blank]

                                        THE FUJI BANK, LIMITED



                                        By:     /s/ Signature not legible
                                            ------------------------------------
                                                      Authorized Officer

                                        Date:                             , 2001
                                             -----------------------------

                                        NATIONAL WESTMINSTER BANK PLC
                                        NEW YORK BRANCH



                                        By:         /s/ Patricia J. Dundee
                                            ------------------------------------
                                        Name:       Patricia J. Dundee
                                        Title:      Senior Vice President

                                        Date:                             , 2001
                                             -----------------------------

                                        ABN AMRO BANK, N.V.



                                        By:     /s/ Frank R. Russo, Jr.
                                            ------------------------------------
                                                    Group Vice President
                                                     Authorized Officer

                                        By:     /s/ Bo Ford
                                            ------------------------------------
                                                  Assistant Vice President
                                                     Authorized Officer

                                        Date:                             , 2001
                                             -----------------------------

                                        BANK OF MONTREAL



                                        By:     /s/ Signature not legible
                                            ------------------------------------
                                                      Authorized Officer

                                        Date:                             , 2001
                                             -----------------------------

                                        THE BANK OF NEW YORK



                                        By:     /s/ Signature not legible
                                            ------------------------------------
                                                      Authorized Officer

                                        Date:                             , 2001
                                             -----------------------------

                                        BARCLAYS BANK PLC



                                        By:     /s/ Nicholas A. Bell
                                            ------------------------------------
                                                         Director
                                                    Authorized Officer

                                        Date:                             , 2001
                                             -----------------------------

                                        CIBC INC.



                                        By:     /s/ Signature not legible
                                            ------------------------------------
                                                     Authorized Officer

                                        Date:                             , 2001
                                             -----------------------------

                                        CREDIT SUISSE FIRST BOSTON



                                        By:     /s/ Bill O'Daly
                                            ------------------------------------
                                                      Vice President
                                                    Authorized Officer

                                        By:     /s/ James P. Moran
                                            ------------------------------------
                                                         Director
                                                    Authorized Officer

                                        Date:                             , 2001
                                             -----------------------------

                                        ROYAL BANK OF CANADA



                                        By:     /s/ Tom J. Oberaigner
                                            ------------------------------------
                                                      Senior Manager
                                                    Authorized Officer

                                        Date:                             , 2001
                                             -----------------------------

                                        THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                        HOUSTON AGENCY



                                        By:     /s/ Kelton Glasscock
                                            ------------------------------------
                                                  Vice President & Manager
                                                     Authorized Officer

                                        Date:                             , 2001
                                             -----------------------------

                                        FLEET NATIONAL BANK
                                        f/k/a Bank Boston, N.A.



                                        By:     /s/ Signature not legible
                                            ------------------------------------
                                                      Authorized Officer

                                        Date:                             , 2001
                                             -----------------------------

                                        SOCIETE GENERALE, SOUTHWEST AGENCY



                                        By:     /s/ Signature not legible
                                            ------------------------------------
                                                     Authorized Officer

                                        Date:                             , 2001
                                             -----------------------------

                                        THE INDUSTRIAL BANK OF JAPAN TRUST
                                        COMPANY



                                        By:     /s/ Michael N. Oakes
                                            ------------------------------------
                                           Senior Vice President, Houston Office
                                                     Authorized Officer

                                        Date:                             , 2001
                                             -----------------------------

                                        TORONTO DOMINION (TEXAS), INC.



                                        By:     /s/ Jill Hall
                                            ------------------------------------
                                                       Vice President
                                                     Authorized Officer

                                        Date:                             , 2001
                                             -----------------------------

                                        UBS AG, STAMFORD BRANCH



                                        By:     /s/ Signature not legible
                                            ------------------------------------
                                            Associate Director, Banking Products
                                                        Services, US
                                                     Authorized Officer

                                        By:     /s/ Jennifer L. Poccia
                                            ------------------------------------
                                            Associate Director, Banking Products
                                                        Services, US
                                                     Authorized Officer

                                        Date:                             , 2001
                                             -----------------------------

                                        WELLS FARGO BANK, N.A.



                                        By:     /s/ J. Alan Alexander
                                            ------------------------------------
                                                       Vice President
                                                     Authorized Officer

                                        Date:                             , 2001
                                             -----------------------------

                                        WESTDEUTSCHE LANDESBANK
                                        GIROZENTRALE, NEW YORK BRANCH



                                        By:     /s/ Salvatore Battinelli
                                            ------------------------------------
                                             Managing Director Credit Department
                                                      Authorized Officer

                                        By:     /s/ Lisa Walker
                                            ------------------------------------
                                                      Associate Director
                                                      Authorized Officer


                                        Date:                             , 2001
                                             -----------------------------

                                        CREDIT AGRICOLE INDOSUEZ



                                        By:     /s/ Brian Knezeak
                                            ------------------------------------
                                                        FVP, Manager
                                                     Authorized Officer

                                        By:     /s/ Michael D. Willis
                                            ------------------------------------
                                                    VP, Credit Analysis
                                                     Authorized Officer

                                        Date:                             , 2001
                                             -----------------------------

                                        SUNTRUST BANK



                                        By:     /s/ David J. Edge
                                            ------------------------------------
                                                         Director
                                                    Authorized Officer

                                        Date:                             , 2001
                                             -----------------------------

                                        THE DAI-ICHI KANGYO BANK, LTD.



                                        By:     /s/ Maureen Carson
                                            ------------------------------------
                                                     Authorized Officer

                                        Date:                             , 2001
                                             -----------------------------

                                        ARAB BANKING CORPORATION (B.S.C.)



                                        By:           /s/ Robert Ivoswich
                                            ------------------------------------
                                                           D & M
                                                     Authorized Officer

                                        By:           /s/ Barbara Sanderson
                                            ------------------------------------
                                                       Vice President
                                                     Authorized Officer

                                        Date:                             , 2001
                                             -----------------------------

                                        BANK OF CHINA, NEW YORK BRANCH



                                        By:     /s/ Signature not legible
                                            ------------------------------------
                                                      Authorized Officer

                                        Date:                             , 2001
                                             -----------------------------

                                        BANK OF OKLAHOMA, N.A.



                                        By:     /s/ Stephen R. Pattison
                                            ------------------------------------
                                                            SVP
                                                     Authorized Officer

                                        Date:                             , 2001
                                             -----------------------------

                                        BNP PARIBAS, HOUSTON AGENCY



                                        By:     /s/ Mark A. Cox
                                            ------------------------------------
                                                          Director
                                                     Authorized Officer

                                        By:     /s/ Larry Robinson
                                            ------------------------------------
                                                       Vice President
                                                     Authorized Officer

                                        Date:                             , 2001
                                             -----------------------------

                         [Page intentionally left blank]

                                        KBC BANK N.V.



                                        By:           /s/ Robert Snauffer
                                            ------------------------------------
                                                     First Vice President
                                                      Authorized Officer

                                        By:           /s/ Eric Raskin
                                            ------------------------------------
                                                        Vice President
                                                      Authorized Officer

                                        Date:                             , 2001
                                             -----------------------------

                                        SUMITOMO MITSUI BANKING CORPORATION



                                        By:     /s/ C. Michael Garrido
                                            ------------------------------------
                                                     Senior Vice President
                                                       Authorized Officer

                                        Date:                             , 2001
                                             -----------------------------

                                        COMMERCE BANK, N.A.



                                        By:     /s/ Signature not legible
                                            ------------------------------------
                                                     Authorized Officer

                                        Date:                             , 2001
                                             -----------------------------

                                        RZB FINANCE LLC



                                        By:     /s/ Dieter Beintrexler
                                            ------------------------------------
                                                         President
                                                     Authorized Officer

                                        By:     /s/ Frank J. Yautz
                                            ------------------------------------
                                                    First Vice President
                                                     Authorized Officer

                                        Date:                             , 2001
                                             -----------------------------

                                        FIRST UNION NATIONAL BANK



                                        By:     /s/ Signature not legible
                                            ------------------------------------
                                                     Authorized Officer

                                        Date:                             , 2001
                                             -----------------------------

                                        UMB BANK, N.A.



                                        By:     /s/ Signature not legible
                                            ------------------------------------
                                                     Authorized Officer

                                        Date:                             , 2001
                                             -----------------------------

                                        MERRILL LYNCH BANK USA



                                        By:     /s/ Signature not legible
                                            ------------------------------------
                                                     Authorized Officer

                                        Date:                             , 2001
                                             -----------------------------

                                        LEHMAN COMMERCIAL PAPER INC.



                                        By:     /s/ Michele Swanson
                                            ------------------------------------
                                                     Authorized Officer

                                        Date:                             , 2001
                                             -----------------------------

                                        Executed for purposes of acknowledging
                                        Section 15(b) only:

                                        DG BANK DEUTSCHE
                                        GENNOSSENSCHAFTSBANK AG



                                        By:     /s/ Signature not legible
                                            ------------------------------------
                                        Name:
                                        Title:

                                        By:     /s/ Signature not legible
                                            ------------------------------------
                                        Name:
                                        Title:

                                   SCHEDULE IV

                                   COMMITMENTS

                               AS OF JUNE 23, 2001


BANKS                                                                             COMMITMENT
-----                                                                             ----------
Bank of America, N.A.
The Bank of Nova Scotia
Bank One, NA
The Chase Manhattan Bank
Citibank, N.A.
Commerzbank AG
Credit Lyonnais
The Fuji Bank, Limited
National Westminster Bank PLC
ABN Amro Bank N.V.
Bank of Montreal
The Bank of New York
Barclays Bank PLC
CIBC Inc.
Credit Suisse First Boston
Royal Bank of Canada
The Bank of Tokyo-Mitsubishi, Ltd.
Fleet National Bank
Societe Generale
The Industrial Bank of Japan Trust Company
Toronto Dominion (Texas), Inc.
UBS AG, Stamford Branch
Wells Fargo Bank Texas, N.A.
Westdeutsche Landesbank Girozentrale
Credit Agricole Indosuez
Suntrust Bank
The Dai-Ichi Kangyo Bank, Ltd.
Arab Banking Corporation (B.S.C.)
Bank of China
Bank of Oklahoma, N.A.
BNP Paribas, Houston Agency
DG Bank
KBC Bank, N.V.
The Sumitomo Bank, Limited
Commerce Bank, N.A.
RZB Finance LLC
UMB Bank, N.A.
Lehman Commercial Paper Inc.
Merrill Lynch Bank USA
                                                                                -----------------
COMMITMENTS                                                                     $2,200,000,000.00
                                                                                =================


                                  Sch IV -- 1

                                     ANNEX A


Assets to be subject to the Sale and Lease-back transaction:

WILLIAMS TECHNOLOGY CENTER

The (a) real property and structures located east of the existing Bank of Oklahoma Tower at One Williams Center, Tulsa, Oklahoma commonly known as the Williams Technology Center (the "Center"), Tech Center Parking Garage (including the "La Pente" parcel) (located at First Street and Cincinnati Avenue), Skywalk, Skywalk Support and Skywalk Support Parcel (the "Realty") and (b) the personal property and fixtures generally comprised of the furniture, fixtures and equipment as are located or to be located upon or affixed or to be affixed to the Realty (the "FF&E").

AIRCRAFT

The Aircraft shall include the three (3) aircraft identified as follows:

Citation X (N358WC)
Citation V (N352WC)
Citation Excel (N359WC)

The aggregate value of the assets described above is approximately $277,000,000.




                                  Annex A -- 1

                                    EXHIBIT A

                                 FORM OF OPINION





                                 Exhibit A -- 1